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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 24, 2002

IMPAC SECURED ASSETS CORP. (as company under a Pooling and Servicing Agreement, dated as of June 1, 2002, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2002-3)


                           Impac Secured Assets Corp.
                           --------------------------
             (Exact name of registrant as specified in its charter)



        CALIFORNIA                   333-85310                  33-071-5871
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
of Incorporation)                   File Number)             Identification No.)

1401 Dove Street
Newport Beach, California                                           92660
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(Address of Principal                                             (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (949) 475-3600

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  8.1      Opinion of Thacher Proffitt & Wood

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             IMPAC SECURED ASSETS CORP.

                                             By: /s/ Richard J. Johnson
                                                 ---------------------------
                                             Name:   Richard J. Johnson
                                             Title:  Chief Financial Officer

Dated: June 24, 2002